SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 29, 2006

GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Pooling and Servicing Agreement dated as of June 1, 2006, providing for the issuance of Thornburg Mortgage Pass-Through Certificates, Series 2006-OA1)

        Zuni Mortgage  Loan Trust 2006-OA1

(Exact Name of Issuing Entity as Specified in its Charter)

        Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

     Thornburg Mortgage Home Loans, Inc.

(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-130961	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events

The Registrant registered issuances of Zuni Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-OA1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130961) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued in aggregate principal amount of $1,261,524,150 the Class A1, Class X, Class PO, Class A-R, Class B1, Class B2 and Class B3 Zuni Mortgage Loan Trust 2006-OA1, Mortgage Loan Pass-Through Certificates, Series 2006-OA1 (the “Public Certificates”) on June 29, 2006.  The Public Certificates were offered pursuant to the  Prospectus, dated April 4, 2006, as supplemented by the Prospectus Supplement, dated June 28, 2006 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates.  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of June 1, 2006, among Greenwich Capital Acceptance, Inc., as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association, as trustee and as custodian, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator.  The “Certificates” consist of the following classes: Class A1, Class X, Class PO, Class A-R, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class I.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $1,280,735,604.93 as of June 1, 2006, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing, dated as of June 1, 2006, among Greenwich Capital Acceptance, Inc., as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association, as trustee and custodian, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Thornburg Mortgage Home Loans, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.1

Reconstituted Servicing Agreement dated as of June 1, 2006, by and among Thornburg Mortgage Home Loans, Inc., Countrywide Home Loans Servicing LP, as servicer, and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, N.A., as master servicer, relating to (i) the Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, between Greenwich Capital Financial Products, Inc., as owner, Countrywide Home Loans, Inc., as servicer, as amended by the Amendment Number One dated as of November 1, 2004, by and between Greenwich Capital Financial Products, Inc. and Countrywide Home Loans, Inc. and by the Amendment Reg AB dated as of December 1, 2005 by and between Greenwich Capital Financial Products, Inc. and Countrywide Home Loans, Inc. and (ii) the Assignment, Assumption and Recognition Agreement dated as of June 23, 2006 by and among Countrywide Home Loans, Inc., Greenwich Capital Financial Products, Inc. and Thornburg Mortgage Home Loans, Inc.

99.2

Reconstituted Servicing Agreement dated as of June 1, 2006, by and among Thornburg Mortgage Home Loans, Inc., Countrywide Home Loans Servicing LP, as servicer, and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, N.A., as master servicer, relating to the Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2005 between Thornburg Mortgage Home Loans, Inc. and Countrywide Home Loans, Inc., as seller, as amended by the Amendment Reg AB dated as of January 4, 2006 by and between Thornburg Mortgage Home Loans, Inc. and Countryside Home Loans, Inc. and by the Amendment Number Two dated as of June 19, 2006 by and between Thornburg Mortgage Home Loans, Inc. and Countryside Home Loans, Inc.

99.3

Reconstituted Servicing Agreement, dated as of June 1, 2006, by and among Thornburg Mortgage Home Loans, Inc. and Washington Mutual Bank (formerly known as Washington Mutual Bank, FA), as servicer, and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, N.A., as master servicer, relating to (i) the Servicing Agreement dated as of June 1, 2004, between Greenwich Capital Financial Products, Inc. and Washington Mutual Bank, as amended by the Regulation AB Amendment to the Servicing Agreement, dated as of June 1, 2006, by and between Greenwich Capital Financial Products, Inc. and Washington Mutual Bank and (ii) the Assignment, Assumption and Recognition Agreement dated as of June 23, 2006, by and among Greenwich Capital Financial Products, Inc., Washington Mutual Bank and Thornburg Mortgage Home Loans, Inc.

99.4

Auction Administration Agreement, dated as of June 29, 2006 between Credit Suisse International and Wells Fargo Bank, N.A.

99.5

Confirmation and Schedule to ISDA Master Agreement, Schedule and swap confirmation, each dated as of June 29, 2006, between Credit Suisse International and Wells Fargo Bank, N.A.

99.6

Yield Maintenance Agreement, dated as of June 29, 2006, between The Royal Bank of Scotland plc and Zuni Mortgage Securities Trust 2006-OA1, relating to the Class A1 Certificates.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:  /s/  Shakti Radhakishun

       Name:  Shakti Radhakishun

       Title:    Senior Vice President

Dated:  July 13, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing, dated as of June 1, 2006, among Greenwich Capital Acceptance, Inc., as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association, as trustee and custodian, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Thornburg Mortgage Home Loans, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.1

Reconstituted Servicing Agreement dated as of June 1, 2006, by and among Thornburg Mortgage Home Loans, Inc., Countrywide Home Loans Servicing LP, as servicer, and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, N.A., as master servicer, relating to (i) the Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, between Greenwich Capital Financial Products, Inc., as owner, Countrywide Home Loans, Inc., as servicer, as amended by the Amendment Number One dated as of November 1, 2004, by and between Greenwich Capital Financial Products, Inc. and Countrywide Home Loans, Inc. and by the Amendment Reg AB dated as of December 1, 2005 by and between Greenwich Capital Financial Products, Inc. and Countrywide Home Loans, Inc. and (ii) the Assignment, Assumption and Recognition Agreement dated as of June 23, 2006 by and among Countrywide Home Loans, Inc., Greenwich Capital Financial Products, Inc. and Thornburg Mortgage Home Loans, Inc.

99.2

Reconstituted Servicing Agreement dated as of June 1, 2006, by and among Thornburg Mortgage Home Loans, Inc., Countrywide Home Loans Servicing LP, as servicer, and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, N.A., as master servicer, relating to the Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2005 between Thornburg Mortgage Home Loans, Inc. and Countrywide Home Loans, Inc., as seller, as amended by the Amendment Reg AB dated as of January 4, 2006 by and between Thornburg Mortgage Home Loans, Inc. and Countryside Home Loans, Inc. and by the Amendment Number Two dated as of June 19, 2006 by and between Thornburg Mortgage Home Loans, Inc. and Countryside Home Loans, Inc.

99.3

Reconstituted Servicing Agreement, dated as of June 1, 2006, by and among Thornburg Mortgage Home Loans, Inc. and Washington Mutual Bank (formerly known as Washington Mutual Bank, FA), as servicer, and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, N.A., as master servicer, relating to (i) the Servicing Agreement dated as of June 1, 2004, between Greenwich Capital Financial Products, Inc. and Washington Mutual Bank, as amended by the Regulation AB Amendment to the Servicing Agreement, dated as of June 1, 2006, by and between Greenwich Capital Financial Products, Inc. and Washington Mutual Bank and (ii) the Assignment, Assumption and Recognition Agreement dated as of June 23, 2006, by and among Greenwich Capital Financial Products, Inc., Washington Mutual Bank and Thornburg Mortgage Home Loans, Inc.

99.4

Auction Administration Agreement, dated as of June 29, 2006 between Credit Suisse International and Wells Fargo Bank, N.A.

99.5

Confirmation and Schedule to ISDA Master Agreement, Schedule and swap confirmation, each dated as of June 29, 2006, between Credit Suisse International and Wells Fargo Bank, N.A.

99.6

Yield Maintenance Agreement, dated as of June 29, 2006, between The Royal Bank of Scotland plc and Zuni Mortgage Securities Trust 2006-OA1, relating to the Class A1 Certificates.